EXHIBIT 99.1

REPLACEMENT CAPITAL COVENANT, dated as of May 3, 2007 (this “Replacement Capital Covenant”), by Everest Reinsurance Holdings, Inc., a Delaware corporation (together with its successors and assigns, including any entity surviving or resulting from a merger, consolidation, binding share exchange, sale, lease or transfer of all or substantially all of the assets or other business combination, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

RECITALS

A. On the date hereof, the Corporation is issuing $400,000,000 aggregate principal amount of its 6.60% Fixed to Floating Rate Long Term Subordinated Notes due 2067 (the “LoTSSM”).

B. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated April 26, 2007 (the “Prospectus Supplement”), relating to the LoTSSM.

C. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

D. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2. Limitations on Redemption and Purchase of LoTSSM. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem or purchase, and no Subsidiary of the Corporation shall purchase, all or any part of the LoTSSM on or after the Scheduled Maturity Date and prior to May 1, 2047, except to the extent that the principal amount repaid or the applicable redemption or purchase price does not exceed the sum of the following amounts:

(i) the Applicable Percentage of the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received from the sale of Common Stock, rights to acquire Common Stock, Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity and Qualifying Capital Securities (collectively, the “Replacement Capital Securities”) to Persons other than the Corporation and its Subsidiaries; plus

(ii) the Applicable Percentage of the Market Value of any Common Stock or rights to acquire Common Stock that the Corporation or its Subsidiaries have delivered or issued to Persons other than the Corporation and its Subsidiaries as consideration for property or assets in an arms-length transaction or in connection with the conversion of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries have received equity credit from any NRSRO;

in each case within the applicable Measurement Period (without double counting proceeds received in any prior Measurement Period); provided further that the limitations in this Section 2 shall not restrict the repayment, redemption or other purchase of any LoTSSM that the Corporation has previously defeased in accordance with this Replacement Capital Covenant. For purposes of this Replacement Capital Covenant, the term “repay” includes the defeasance by the Corporation of the LoTSSM and the satisfaction and discharge by the Corporation of its obligations under the Subordinated Indenture with respect to the LoTSSM.

SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that shall become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest stated final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

(iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(v) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a Current Report on Form 8-K (or any successor form) under the Securities Exchange Act

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including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

(c) Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Current Report on Form 8-K (or any successor form) under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each Annual Report on Form 10-K (or any successor form) filed with the Commission under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K (or any successor form) is filed with the Commission; (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation shall give (or cause to be given) notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a Current Report on Form 8-K (or any successor form), which must include or incorporate by reference this Replacement Capital Covenant, and in the Corporation’s next Quarterly Report on Form 10-Q (or any successor form) or Annual Report on Form 10-K (or any successor form), as applicable, for the quarter or year during which such series of the Corporation’s long-term indebtedness for money borrowed becomes Covered Debt or ceases to be Covered Debt; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall (A) post on its website (or any other similar electronic platform generally available to the public) the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c) and (B) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for the Initial Covered Debt or any successor Bloomberg screen and each similar third-party vendor’s screen the Corporation reasonably believes is appropriate (each, an “Investor Screen”) and cause a hyperlink to the execution copy of this Replacement Capital Covenant to be included on the Investor Screen for each series of Covered Debt, in each case to the extent permitted by Bloomberg or such similar third-party vendor, as the case may be; and (v) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with a copy of this executed Replacement Capital Covenant.

(d) Trust as Holder of Covered Debt. The Corporation agrees that, if at any time the Covered Debt is held by a trust (for example, where the Covered Debt is part of an issuance of trust preferred securities), a holder of the securities issued by such trust may enforce (including by instituting legal proceedings) this Replacement Capital Covenant directly against the Corporation as though such holder owned Covered Debt directly, and the holders of such trust securities shall be deemed to be the Holders of “Covered Debt” for purposes of this Replacement Capital Covenant for so long as the indebtedness held by such trust remains Covered Debt hereunder.

SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) May 1, 2047, or, if earlier, the date on which the LoTSSM are otherwise repaid, redeemed or purchased in full (in compliance with the terms of this Replacement Capital Covenant), (ii) the date, if any, on which the Holders of at least a majority of the then outstanding principal amount of the then-effective series of Covered Debt consent or agree in writing

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to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). Moreover, if an event of default under the Supplemental Indenture resulting in an acceleration of the LoTSSM occurs, this Replacement Capital Covenant shall, without any further action, immediately terminate upon such acceleration. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority of the then outstanding principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) such amendment or supplement eliminates Common Stock and/or rights to acquire Common Stock as Replacement Capital Securities and an accounting standard or interpretive guidance of an existing accounting standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective, which, as a result, causes the Corporation to believe that there is more than an insubstantial risk that the failure to so eliminate Common Stock and/or rights to acquire Common Stock as Replacement Capital Securities would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes, (ii) such amendment or supplement is not adverse to the Covered Debtholders and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Covered Debtholders, and (iii) the effect of such amendment or supplement is solely to impose additional restrictions on, or to eliminate certain of, the types of securities qualifying as Replacement Capital Securities (other than Common Stock or rights to acquire Common Stock) and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect.

(c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 180 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by

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such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

(c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day) or (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website (or any other similar electronic platform generally available to the public) as the address for notices under this Replacement Capital Covenant:

Everest Reinsurance Holdings, Inc.

477 Martinsville Road

Post Office Box 830

Liberty Corner, New Jersey 07938-0830

Attention: Chief Financial Officer

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IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

EVEREST REINSURANCE HOLDINGS, INC.

By:	/S/ CRAIG E. EISENACHER
	Name:	Craig E. Eisenacher
	Title:	Executive Vice President and Chief Financial Officer

Annex I

DEFINITIONS

“APM Qualifying Securities” means, with respect to any Debt Exchangeable for Preferred Equity, one or more of the following (as designated in the transaction documents for any Debt Exchangeable for Preferred Equity):

(i) Common Stock;

(ii) Qualifying Warrants;

(iii) Qualifying Preferred Stock; and

(iv) Mandatorily Convertible Preferred Stock;

provided (and it being understood) that (i) if the APM Qualifying Securities for any Debt Exchangeable for Preferred Equity include both Common Stock and Qualifying Warrants, such Debt Exchangeable for Preferred Equity may permit, but need not require, the issuer to issue Qualifying Warrants and (ii) such Debt Exchangeable for Preferred Equity may permit, but need not require, the issuer to issue Mandatorily Convertible Stock.

“Applicable Percentage” means:

(i) in the case of any Common Stock or rights to acquire Common Stock, 400%;

(ii) in the case of any Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity or any Qualifying Capital Securities described in clause (a) of the definition of that term, 300%;

(iii) in the case of any Qualifying Capital Securities described in clause (b) of the definition of that term, 200%; and

(iv) in the case of any Qualifying Capital Securities described in clause (c) of the definition of that term, 100%.

“Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York, New York are authorized or required by law or executive order to remain closed or (c) on or after May 15, 2017, a day that is not a London business day. A “London business day” is any day on which dealings in U.S. dollars are transacted in the London interbank market.

“Commercially Reasonable Efforts” means, for purposes of selling APM Qualifying Securities, commercially reasonable efforts to complete the offer and sale of APM Qualifying Securities to third parties that are not Subsidiaries of the Corporation in public offerings or private placements. The Corporation shall not be considered to have made Commercially Reasonable Efforts to effect a sale of APM Qualifying Securities if it determines not to pursue or complete such sale due to pricing, coupon, dividend rate or dilution considerations.

“Commission” means the United States Securities and Exchange Commission or any successor agency.

“Common Stock” means the common stock of the Corporation (including treasury shares of common stock), common stock issued pursuant to any dividend reinvestment plan or employee benefit plans, a security of the Corporation ranking upon liquidation, dissolution or winding up junior to the Qualifying Preferred Stock and pari passu with the Corporation’s common stock, that tracks the performance of, or relates to the results of, a business, unit or division of the Corporation.

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Debt Exchangeable for Common Equity” means a security or combination of securities (together in this definition, “such securities”) that:

(i) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation or one of its Subsidiaries that are not redeemable prior to settlement of the stock purchase contract referred to in subclause (b) hereof and (b) a fractional interest in a stock purchase contract for a share of Common Stock that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such subordinated debt securities, subject to customary anti-dilution adjustments;

(ii) provides that the holders directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure such holders’ direct or indirect obligation to purchase Common Stock pursuant to such stock purchase contracts;

(iii) includes a remarketing feature pursuant to which the subordinated debt securities of the Corporation or one of its Subsidiaries are remarketed to new investors commencing not later than the last Distribution Date that is at least one month prior to the settlement date of the stock purchase contract; and

(iv) provides for the proceeds raised in the remarketing to be used to purchase Common Stock under the stock purchase contracts and, if there has not been a successful remarketing by the settlement date of the stock purchase contracts, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to its subordinated debt securities or other collateral directly or indirectly pledged by the holders in the Debt Exchangeable for Common Equity.

“Debt Exchangeable for Preferred Equity” means a security or combination of securities (together in this definition, “securities”) that:

(i) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation or one of its Subsidiaries (in this definition, the “issuer”) that are the issuer’s most junior subordinated debt (or rank pari passu with its most junior subordinated debt) and include a provision requiring it to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than two years after the issuer first defers Distributions on such subordinated debt securities and (b) a fractional interest in a stock purchase contract that obligates the holder to acquire a beneficial interest in Qualifying Preferred Stock;

(ii) provides that the holder directly or indirectly grants to the issuer a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the holders’ direct or indirect obligation to purchase Qualifying Preferred Stock pursuant to such stock purchase contracts;

(iii) includes a remarketing feature pursuant to which such subordinated debt securities of the issuer are remarketed to new holders commencing within five years from the date of issuance of such subordinated debt securities or earlier in the event of an early settlement event based on (a) one or more financial tests set forth in the terms of the instrument governing such debt exchangeable for preferred equity or (b) the dissolution of the issuer;

(iv) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such subordinated debt securities of the issuer, provides that the stock purchase contracts will be settled by the issuer exercising its remedies as a secured party with respect to such subordinated debt securities or other collateral directly or indirectly pledged by holders in the Debt Exchangeable for Preferred Equity;

(v) is subject to a Qualifying Replacement Capital Covenant that shall also apply to any Qualifying Preferred Stock issued pursuant to the stock purchase contracts; provided that such Qualifying Replacement Capital Covenant shall not include Debt Exchangeable for Common Equity or Debt Exchangeable for Preferred Equity as replacement capital securities for such securities or the Qualifying Preferred Stock; and

(vi) if applicable, after the issuance of such Qualifying Preferred Stock, provides the holders with a beneficial interest in such Qualifying Preferred Stock.

“Distribution Date” means, as to any Replacement Capital Securities, the dates on which Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any Replacement Capital Securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to any Replacement Capital Securities, dividends, interest or other income Distributions to the holders or beneficial owners thereof that are not Subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term unsecured indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding series of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding unsecured long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks senior to the LoTSSM and subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior upon the liquidation, dissolution or winding up of the Corporation, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt and each beneficial owner holding through a participant in a clearing agency.

“Initial Covered Debt” means the Corporation’s 6.20% Junior Subordinated Debt Securities due 2034 held by Everest Re Capital Trust II, the trust preferred securities of which have CUSIP No. 2990R202.

“Intent-Based Replacement Disclosure” means, as to any Qualifying Preferred Stock or any Qualifying Capital Securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that it will repay, redeem or purchase such securities only with the proceeds received from the sale or issuance of Replacement Capital Securities to Persons other than the Corporation or its Subsidiaries during the 180 days prior to the date of repayment, redemption or purchase for which the Corporation will receive, at the time of repayment, redemption or purchase, equity credit that is, in the aggregate, equal to or greater than the equity credit attributed at such to time to the Qualifying Capital Securities then being repaid, redeemed or purchased.

“LoTSSM” has the meaning specified in Recital A.

“Mandatorily Convertible Preferred Stock” means preferred stock with (i) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (ii) a requirement that the preferred stock convert into Common Stock within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.

“Market Value” means, on any date, (i) in the case of Common Stock if it is publicly traded at the time Market Value is to be determined, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the market price shall be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected for this purpose by the Board of Directors of the Corporation or a committee thereof and (ii) in the case of Common Stock if it is not publicly traded at the time Market Value is to be determined and in the case of rights to acquire Common Stock, a value determined by a nationally recognized independent investment banking firm or other third party valuation firm selected for this purpose by the Board of Directors of the Corporation or a committee thereof.

“Measurement Date” means, with respect to any repayment, redemption or purchase of the LoTSSM (i) on the Scheduled Maturity Date, the date 180 days prior to delivery of notice of such repayment or redemption or the date of such purchase and (ii) after the Scheduled Maturity Date, the date 90 days prior to the date of such repayment, redemption or purchase, except that, if during the 90-day (or shorter) period preceding the date that is 90 days prior to the date of such repayment, redemption or purchase, the Corporation or its Subsidiaries received net cash proceeds from the sale, issuance or delivery of Replacement Capital Securities but no repayment, redemption or purchase was made in connection therewith, the measurement date shall be the date upon which such 90-day (or shorter) period began.

“Measurement Period” means, with respect to any date on which notice of repayment or redemption is delivered with respect to the LoTSSM or on which the Corporation purchases, or any Subsidiary purchases, any LoTSSM the period (i) beginning on the Measurement Date with respect to such notice or purchase date and (ii) ending on such notice or purchase date, as the case may be. Measurement Periods cannot run concurrently.

“Non-Cumulative” means, with respect to any Qualifying Capital Securities, that the issuer may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act or any successor provision or, upon adoption, any rule for the registration of nationally recognized statistical rating organizations adopted by the Commission.

“Optional Deferral Provision” means, as to any Qualifying Capital Securities, provisions in the terms thereof or of the related transaction agreements to the effect that the issuer of such Qualifying Capital Securities may, in its sole discretion, defer in whole or in part payment of Distributions on such Qualifying Capital Securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

(b) complete or partial prohibitions on the issuer paying Distributions on or purchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including deferred Distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, corporation or other entity, unincorporated organization or government or any agency or political subdivision thereof.

“Prospectus Supplement” has the meaning specified in Recital B.

“Qualifying Capital Securities” means securities or combinations of securities (other than Common Stock, rights to acquire Common Stock, Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity and Debt Exchangeable for Preferred Equity) that, in the determination of the Corporation’s Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(a) (i) securities issued by the Corporation or its Subsidiaries that (x) rank pari passu with or junior to the LoTSSM upon the Corporation’s liquidation, dissolution or winding up, (y) have no maturity or a maturity of at least 60 years and (z) are Non-Cumulative and are subject to a Qualifying Replacement Capital Covenant; or

(ii) Qualifying Preferred Stock; or

(b) (i) securities issued by the Corporation or its Subsidiaries that (x) rank pari passu with or junior to the LoTSSM upon the liquidation, dissolution or winding-up of the Corporation, (y) have no maturity or a maturity of at least 60 years, and (z) either:

(A) are subject to a Qualifying Replacement Capital Covenant and have an Optional Deferral Provision, or

(B) are subject to Intent-Based Replacement Disclosure and Non-Cumulative;

(ii) securities issued by the Corporation or its Subsidiaries that (x) rank pari passu with or junior to the LoTSSM upon the liquidation, dissolution or winding-up of the Corporation, (y) have no maturity or a maturity of at least 40 years, and (z) are Non-Cumulative and subject to a Qualifying Replacement Capital Covenant; or

(iii) preferred stock issued by the Corporation or its Subsidiaries that (x) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, (y) has no maturity or a maturity of at least 60 years and (z) is subject to a Qualifying Replacement Capital Covenant; or

(c) (i) securities issued by the Corporation or its Subsidiaries that (x) rank pari passu with or junior to the LoTSSM upon the liquidation, dissolution or winding-up of the Corporation, (y) have an Optional Deferral Provision and (z) either:

(A) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure, or

(B) have no maturity or a maturity of at least 40 years and are subject to a Qualifying Replacement Capital Covenant;

(ii) securities issued by the Corporation or its Subsidiaries that (x) rank pari passu with or junior to the LoTSSM upon the liquidation, dissolution or winding-up of the Corporation, (y) have no maturity or a maturity of at least 40 years and are subject to Intent-Based Replacement Disclosure and (z) are Non-Cumulative; or

(iii) preferred stock issued by the Corporation or its Subsidiaries that either (x) has no maturity or a maturity of at least 60 years and is subject to Intent-Based Replacement Disclosure or (y) has a maturity of at least 40 years and is subject to a Qualifying Replacement Capital Covenant.

“Qualifying Preferred Stock” means non-cumulative perpetual preferred stock issued by the Corporation or its Subsidiaries that (a) ranks pari passu with or junior to all other outstanding preferred stock of the issuer and (b) contains no remedies other than Permitted Remedies and either (i) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the issuer from making any Distributions thereon upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (ii) is subject to a Qualifying Replacement Capital Covenant.

“Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors, or a duly authorized committee thereof, acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer from redeeming or purchasing identified securities except to the extent of the applicable percentage of the net proceeds from the issuance of specified replacement capital securities that have terms and provisions at the time of repayment, redemption or purchase that are as or more equity-like than the securities then being repaid, redeemed or purchased, raised within 180 days prior to the applicable repayment, redemption or purchase date.

“Qualifying Warrants” means net share settled warrants to purchase Common Stock that (i) have an exercise price per share greater than the Market Value as of the date the Corporation agrees to issue such Qualifying Warrants and (ii) the Corporation is not entitled to redeem for cash and the holders of which are not entitled to require the Corporation to repurchase for cash in any circumstances.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or purchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Replacement Capital Securities” has the meaning specified in Section 2 of this Replacement Capital Covenant.

“Rights to acquire Common Stock” includes any right to acquire Common Stock, including any right to acquire Common Stock pursuant to a stock purchase plan or employee benefit plan.

“Scheduled Maturity Date” means May 15, 2037 or if such date is not a Business Day, the following Business Day.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including any successor statute.

“Subordinated Indenture” means the Subordinated Debt Indenture, dated as of November 14, 2002, between the Corporation and The Bank of New York, as successor trustee, as amended and supplemented by the Supplemental Indenture and as further amended and supplemented from time to time in accordance with its terms.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the Board of Directors or other managers of such Person are at the time owned, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Supplemental Indenture” means the Third Supplemental Indenture, dated as of May 3, 2007, between the Corporation and The Bank of New York, as successor trustee, as amended and supplemented from time to time in accordance with its terms.

“Termination Date” has the meaning specified in Section 4(a).